SCUDDER
                                                                     INVESTMENTS


Scudder Money Funds

Scudder Government Money Fund

Scudder YieldWise Funds

Scudder YieldWise Government Money Fund

Supplement to the currently effective prospectuses

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The following replaces the "Credit Risk" section in "The Main Risks of Investing in the Fund" section of the prospectus for each fund:

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the fund's performance. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US Government.















               Please Retain This Supplement for Future Reference




January 8, 2004